

Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

December 2015





Forward-looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are: the completion of the expansion and repurposing of our ZZ Joint Venture plant to produce acetic acid and propionic acid ; our ability to successfully expand the ZZ joint venture through our partnership with Rui Feng; the ability of our project with Yima Coal Industry (Group) Co., Ltd. to produce earnings and pay dividends; our ability to develop and expand business of the Tianwo-SES Joint Venture in the joint venture territory; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop our licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; commodity prices, including in particular methanol, and the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.



The Future of Gasification

SES's Unique Technology
Cleanly and Economically
creates high value synthesis gas for clean energy projects using the world's abundant and lowest cost coal resources, biomass and municipal waste.

SYNTHESIS ENERGY SYSTEMS

Growth with BLUE Skies

1 IN 5

PEOPLE (1.3 BILLION) ON THE PLANET DO NOT HAVE ACCESS TO ELECTRICITY

1 IN 9

PEOPLE (780 MILLION) IN THE WORLD DO NOT HAVE ACCESS TO CLEAN WATER


CNG

BY 2040…

2 BILLION MORE PEOPLE ON EARTH

> 1 BILLION WILL BE LIFTED FROM POVERTY

35% GREATER ENERGY DEMAND

90% GREATER ELECTRICITY DEMAND

Sources: "2014 The Outlook for Energy: A View to 2040" by ExxonMobil, "Towards the End of Poverty." The Economist, "Progress on Sanitation and Drinking-Water." WHO/UNICEF. 2012, "Annual Energy Outlook 2014." U.S. Energy Information Administration (EIA) 2014

Corporate Overview

- SES Gasification Technology: Economically Advantaged, Environmentally Clean Syngas Production – *Growth With Blue Skies*
- Multiple billion-dollar growth markets with strong demand in industrializing and developing world
- Replaces need for expensive imported natural gas/LNG and crude oil
- High barrier to entry by competition with multi-decade >$400MM development and deployment
  - Originated from U-GAS® exclusively licensed from Gas Technology Institute (GTI), advanced with SES IP improvements
- SES Leadership has Fortune 100 gasification engineering and business backgrounds – management and Board of Directors

NASDAQ: SYMX	As of 11-30-2015
Market Cap	$77.3 MM
Shares Outstanding	86.8MM
Public Float	77.1MM
% Held by Insiders	11.2%
% Held by Institutions	22.0%

- Revenues
  - Technology licensing, equipment and services
  - SES equity-position industrial syngas projects in commercial development
  - Proof of principal plant operations: ZZ, Yima
- Collaborators are global and regional leaders of industry
- SES: long-standing China footprint

Chart: As of November 30, 2015

SGT: Transforms Low Value Feedstock into High Value, Clean Syngas

Low-cost clean energy projects use local market energy resources to replace high cost imported natural gas


LOW GRADE COAL
BIOMASS
WASTES
SYNTHESIS GAS
($CO+H_2$)
ASH
CO_2 CAPTURE CAPABLE
SYNGAS PROCESSING
SULFUR
Industrial Syngas
iGAS Power
Substitute Natural Gas (SNG)
DRI Steel
Chemicals & Fertilizers
Transportation Fuels

$1.50/MMBTU Typical Feedstock Input Cost[1] → **SES VALUE ADDITION** → **$4-8 MMBTU All-In Cost vs. $12-17 MMBTU NG/ LNG[2][3] /Crude Oil[4]** → **HIGH-VALUE END PRODUCTS**

Notes: (1) SES Economics based on internal Data, (2) LNG "Landed and delivered to projects", (3) NG/LNG prices vary widely across Asia and $12/mmBTU NG = 2.8 Yuan/cu meter, (4) Crude Oil: $17/MM BTU = $100 BBL Oil

Industry-leading Feedstock Flexibility Gasification Technology

- **Clean syngas production**
- **Multiple, varied feedstock inputs** from one SES gasification system – *virtually all coals, coal wastes, biomass and municipal wastes*
- **Higher customer project returns**
  - SGT Feedstock VS. NG/LNG/crude oil
    - Greater fuel flexibility
    - Lower cost, local market feedstock
    - No or limited transport, no infrastructure cost
  - SGT: superior gasification technology
    - Higher efficiency
    - Lower operating costs
    - Lower capital investment
    - Low rank coal capability
- **Typical Input cost: $1.50MM/BTU**[1]
  - Economically advantaged over crude oil and expensive NG/LNG
    - $4-8 MMBTU all-in vs. $12-17 MMBTU[2]

Class leading cold gas efficiencies as compared to other commercial gasification technologies (80-83%) & carbon conversions (98-99%)

No generation of tars, oils, napthalenes, and water soluble components such as phenols

Lower water usage due to dry feed, dry syngas cooling and lack of tars and oils

- XL-3000 advanced single-stage, fluidized-bed technology
- Downstream CO2 carbon-capture-ready
- Modular plants located close to feedstock source

Notes: (1) SES Economics based on Internal Data, (2) LNG "Landed and delivered to projects", NG/LNG prices vary widely across Asia and $12/mmBTU NG – 2.8 Yuan/cu-meter, Crude Oil: $17/MM BTU = $100 BBL Oil

Global Natural Gas/LNG: Long-term Asian Outlook

- Long term natural gas/LNG price outlook in Asia supports coal gasification project development
- SGT's ability to use virtually all grades of coal, including abundant lignite and coal wastes, bring additional economic advantages
- Indigenous natural resources = government/regional energy independence and GDP Growth
- LNG re-gas and transportation into the regions further increase the effective price at project sites
  - NG price for industrial users in China: $9.2$13.50/MMBTU (1)
- Energy use per capital usage suggests strong long-term growth in China and developing economies of Asia and other global regions

Economist Intelligence Unit: Natural gas (US$/mBtu) (2)



US$/mBtu
20
10
0
2010
2012
2014
2016
2018
10.8
14.7
16.6
16.0
15.8
11.6
12.8
13.5
13.0
8.3
10.5
11.5
11.8
10.1
9.0
9.3
11.1
10.0
4.4
4.0
2.8
3.7
4.4
4.0
4.3
4.8
5.2
Natural gas (US$/mBtu, Europe)
Natural gas (US$/mBtu, US)
Liquefied natural gas (US$/mBtu, Japan)

SES Gasification Technology	Tested Range *
Moisture Content wt%	1-41
Volatile Matter wt%	3-69
Fixed Carbon wt%	6-83
Sulfur wt%	0.2-4.6
Free Swelling Index	0-8
Ash Content wt%	<1-55%
Ash Fushion T—degF	1,900-2,500
Heating Value HHV, Btu/lb	5,500-14,000

Sources: (1) Asia Chem, November 2015, (2) EIU Economic and Commodity Forecast, February 2015. * Tested Range Chart: Bench, pilot, demo and commercial scale

Advanced Technology Uniquely Transforms Untapped Coal Into Clean Energy

- More than 50% of recoverable global coal reserves are untapped sub-bituminous and close-to-surface lignite (brown) coal
- Renewable biomass and municipal wastes are alternative SGT feedstocks



World Coal Reserves
Billion Tonnes
Total: 891.5 Billion Tonnes
Bituminous & Anthracite:403.2
Sub-bituminous & Lignite: 488.3
USA
Total: 237.3
Bituminous & Anthracite: 108.5
Sub-bituminous & Lignite: 128.8
Brazil
Total: 6.6
Bituminous & Anthracite: 0.0
Sub-bituminous & Lignite: 6.6
Turkey
Total: 8.7
Bit & Anthracite: 0.3
Sub-bit & Lignite: 8.4
Africa
Total: 31.8
Bit & Anthracite: 31.6
Sub-bituminous & Lignite: 0.2
Russia
Total: 157.0
Bituminous & Anthracite: 49.1
Sub-bituminous & Lignite: 107.9
Pakistan
Total: 2.1
Sub-bit & Lignite: 2.1
China
Total: 114.5
Bit & Anthracite: 62.2
Sub-bit & Lignite: 52.3
India
Total: 60.6
Bituminous & Anthracite (high ash): 56.1
Sub-bituminous & Lignite: 4.5
Vietnam
Indonesia
Total: 28.0
Australia & NZ
Bit & Anthracite: 37.4
Sub-bituminous & Lignite: 39.3

Sources: BP Statistical Review of World Energy June 2015, subsources: World Energy Resources 2013 Survey, World Energy Council

The Future of Gasification

Products	Geography	Technology Provider Scope




Future Markets
Historical Markets


License & Equipment
Turnkey Gasification Islands
Syngas & Power

Industry transition from Chemicals to Clean Energy	China continues to drive demand. New markets emerging in Asia, Africa, and South America	New markets required additional technology provider involvement

Installed Base of 12 SES Gasification Systems in China

SGT Proof of Concept Plants:

Zao Zhuang New Gas Company (ZZ JV), Shandong Province

- 2 SES gasification systems
- 90K TPY syngas/coke oven gas to methanol design capacity
- Proven successful operation on waste coals with ash content >55%WT
- Facility expansion/repurposement initiated 2H2015. JV partner: Rui Feng Enterprises/Shandong Saikong Automation Equipment Co. SES to retain 24.52% in expanded facility: goal of 100KPY acetic acid and ~10K TYP propionic acid design capacity, initiated 2H2015

Yima JV Plant, Henan Province

- 3 SES gasification systems, higher pressure, 10 bar operation
- 300K TPY methanol design capacity
- JV: 25% SES, 75% Yima Coal Industry Group



Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Beijing
Tianjin
Hebei
Ningxia
Shanxi
Shandong
Qinghai
Gansu
Shaanxi
Henan
Jiangsu
Anhui
Shanghai
Tibet
Sichuan
Hubei
Zhejiang
Chongqing
Hunan
Jiangxi
Fujian
Guizhou
Taiwan
Yunnan
Guangxi
Guangdong
Macau
Hongkong
Hainan

China JV: Tianwo-SES Aluminum Corporation of China (CHALCO) – 3 Industrial Syngas Supply Plants with 7 total SES Gasification Systems

- Zibo City, Shandong Province (2): *Start-up and Acceptance Testing Phase*
- Xing County, Shanxi Province (1): *Commissioning Phase*
- Henan Province (4): *Construction Phase, commissioning phase expected in early 2016*



ZZ JV



Yima JV

Synthesis Energy Systems, Inc.

Tianwo-SES Clean Energy Asian JV Partnership

TIANWO-SES CLEAN ENERGY TECHNOLOGIES CO.

Sino-Foreign Joint Venture between SES and Suzhou Thvow Technologies
(a leading Chinese process equipment manufacturer)

SES 35%, Suzhou Thvow 65%

Strategic Joint Venture
Establishing SES gasification technology as the market leader in China and 5 Asian regions delivering clean coal gasification, include proprietary equipment and gasification island turnkey projects

Global Business Partners



SES Global Business Partners:

GE Packaged Power – iGAS
Midrex Technologies – DRI Steel
China Coal Research Institute (CCRI), subsidiary of China Coal Technology & Engineering Group Corp. (CCTEG)

Regional Partners



India Market Development Partner

Simon India, (a subsidiary of Zuari Global Limited/Adventz Group) an Engineering, Procurement and Construction company

SES Market Overview – 3 Target Energy Growth Markets

Total Available Market for all verticals is estimated by SES at 500 gasification systems worldwide over 10 years[1][2]

✓ **INDUSTRIAL SYNGAS: Clean and inexpensive replacement for natural gas** fired use in industrial settings. Large demand growing in areas with high natural gas pricing

✓ **POWER**: Flexible, reliable, and efficient on-site mini-IGCC **distributed power capacity additions** are projected to outpace electricity demand by 40% in developing regions whose GDP is impacted by electric grid instability[1]

✓ **SUBSTITUTE NATURAL GAS (SNG):** Coal-fueled SNG is projected to be a **large and fast-growing energy source** in China (est. 50B NCM by 2020)[2]

DRI STEEL: Clean and efficient **next-generation Direct Reduced Iron** (DRI) steel replaces outdated blast furnaces. Addresses high need for steel plants in developing markets, where LNG is cost-prohibitive

CHEMICALS & FERTILIZER: Large Scale projects, economic alternative to current natural gas. Target for Licensing & Equipment Supply only, volume of projects will be low

FUELS: Transportation fuels – **diesel, jet fuel and gasoline** – represent potential for 30MM tonnes per year production capacity in China alone[1]

Notes: SES Analysis based on combination of (1) GE press release reference to GE's "The Rise of Distributed Power" White Paper, Feb 2014, (2) Beijing 12th 5-Year Plan and SES Internal Data



SES Key Growth Catalysts

- Industrial Syngas
- SES iGAS Power Units
- Substitute Natural Gas (SNG)



Growth Market 1: Industrial Syngas

- **China Market Opportunity: SGT Economically Advantaged Clean Coal Natural Gas Replacement Projects**
  - Industrial syngas natural gas replacement market sectors include: Industry, Aluminum and Ceramics
  - China Government no longer permitting polluting and small scale fixed bed gasifiers to supply individual gas consumers
  - Government wants larger scale industrial syngas complexes built to serve aggregated customers inside industrial zones more effectively
- **SGT Industrial Syngas Plants on the Ground**
  - Tianwo-SES First Order – Aluminum Corporation of China (CHALCO): 3 industrial syngas supply plants with 7 total SES Gasification Systems
    - Award secured December 2014. Fast-track construction initiated March 2015
- **Robust New Business Pipeline** – Similar Industrial Syngas Natural Gas Replacement Projects in Development
- **SES Equity-Position Projects Planned** – Commercial Development and Screening Work Underway
  - Company intends to work with investment partners on a set of initial industrial syngas projects
    - SES would secure equity funding from international and local investment groups who expressed interest in project-level investment
    - SES would bring projects forward and manage them; possibly operate the plants

Aluminum Corporation of China (CHALCO)
New Industrial Syngas Supply Plants

- **3 Projects, 7 total SES Gasification Systems:** stepped fast-track construction demonstrates turnkey capability of deploying advanced SES Gasification Technology
- In early testing, the first installed SGT gasification system produced 110% of the required design syngas capacity, reaching 43,000 NCM per hour of clean syngas. The energy content of the syngas also exceeded the design requirements by 10%

Zibo City, Shandong Province:
Startup and Acceptance Testing Phase
Entered commissioning phase June 2015, manufacturing began July 2015











Xing County, Shanxi Province:
Commissioning Phase



Growth Market 2: SES iGAS Power Units

SES and GE: iGAS Distributed Power

- Global co-marketing partner: General Electric's Packaged Power division
- **GE-SES IGCC Distributed Power Generation Plants to combine SGT and GE model LM2500+G4 aero-derivative gas turbines** and related power generation equipment, to produce clean iGAS
  - Average plant size: multiples of 80MW NET output: 80MW, 160MW, etc.
  - Total plant installed costs: 2000-2500 $/KW; syngas plant ~$100MM for 80MW
  - Plant build timeline: 24-30 months
  - Projects deployed via turnkey EPC consortium
  - Modularization and prefabrication as business matures



- Significant global growth market for clean, economic and reliable power
- Global opportunity with focus on China and the developing world
  - Initial regional targets: China, Pakistan, and India
- Engineering feasibility work completed
- **Initial iGAS power opportunity in China: Dengfeng Power Group Co.** – see Slide 20



Potential Growth Market 3: Substitute Natural Gas (SNG)

- **SGT's Clean Syngas for Conversion into Pipeline Natural Gas**
  - Coal-based syngas is converted to low cost natural gas
  - SES Syngas is high in methane, reduces cost of methane conversion technology
- **China Market Opportunity**
  - In May 2014 China proposed SNG supply capacity to reach 32BNCM by 2017, and in June 2014 China's Energy Development Action Plan (2014-2020) further supported SNG development
  - China has built its initial large scale SNG Demonstration Projects and desires to further improve environmental and financial performance for subsequent projects
  - SNG projects are the largest scale gasification projects in the world today requiring large scale investment and China is expected to improve on future SNG projects
- **SES's China SNG Pipeline and Approach**
  - SES has identified 15 potential early stage SNG projects in China in development
  - ***SES Gasification has capability to address the major lessons learned from China's first SNG projects by improving both environmental and financial performance for future SNG projects built in China***
  - SES is approaching the market strategically with major Chinese state-sponsored owners and engineers to position SES for initial SNG demonstration and large-scale adoption in the future projects



Regional Initiatives: Asia

- **China:** Strategic JV Partner to Establish Market Leader Position in China Clean Coal Gasification
  - **SES China JV Partner: Suzhou Thvow Technology Co., Ltd. (STT)**
    - Leading coal-chemical equipment manufacturer. 11 billion yuan market cap, 3,000+ employees
    - SES-STT relationship begun at Yima JV Plant. SES China presence established > 10 years
  - **Joint Venture launched April 2014**: Tianwo-SES Clean Energy Technologies Co., Ltd. (Tianwo-SES) – 35% SES, 65% STT
    - Delivering comprehensive equipment, engineering and gasification technology solutions for multibillion-dollar coal to energy and coal to chemicals industries in China and key Asian markets
    - Penetrating key regional market while protecting technology
    - Leading to modular, turnkey SES gasification plants throughout China and select Asian markets
    - Leveraging low-cost, high-quality equipment and engineering supply source for global business

- **India:** Long-term Regional Partnership and Unique Technology Capability to Process India's Coal
  - **SES Regional Marketing Partner: Simon India Limited (SIL)**
    - EPC company, wholly owned subsidiary of Zuari Global Limited
    - Zuari and SIL are member companies of the Adventz Group, a $3 billion Indian conglomerate comprising 23 companies in various industries, including high-quality complex fertilizers

Tianwo-SES: Current Projects

- **Aluminum Corporation of China** (CHALCO): China's largest alumina and primary aluminum producer and the world's second largest alumina producer
  - **3 industrial syngas supply plants with 7 total SES Gasification Systems**
  - Secured by China JV Partner, Suzhou Thvow Technology Co., Ltd. (STT); total value order awarded 650 MM yuan (US$102MM)
    - Tianwo-SES JV projected project revenue from first order (CHALCO): approximately 140.3 million Yuan (approximately $22 million), (35% SES, 65% STT)
  - STT's 95%-owned subsidiary, Innovative Coal Chemical Design Institute (Shanghai) Co., Ltd. (ICCDI) is the general contractor providing all engineering and construction of the three projects

- **Dengfeng Power Group Co., Ltd.**: State-owned industrial conglomerate specializing in thermal power generation. Products include aluminum, other non-ferrous metals and cement. Operates power generation plants and coal mines in Henan Province
  - **Final feasibility studies underway for 160MW iGAS Syngas-to-Power IGGC Distributed Power Plant**
    - Designed to utilize 2 state-of-the-art SES XL3000 Gasification Systems and 4 GE gas turbines
    - Initial plant in Henan province, to serve as model for other plants planned in Henan and in other regions
  - Exclusivity period extended through December 2017 and expanded initial project work scope
  - Next steps: complete the final feasibility study report, secure government approvals, and begin construction on initial iGAS plant, with program funded by Dengfeng Power Group

Additional Global Collaborations

- **Next-Gen Direct Reduced Iron (DRI) Steel from Low-quality Coal**
  - State-of-the-art projects to combine industry-leading MIDREX® Process using the MXCOL® configuration with SGT to create clean syngas in order to convert iron ore into high-purity DRI.
  - **Exclusive partner, Midrex Technologies, a subsidiary of Kobe Steel, is world leader with about 60% market share**
  - Global strategic alliance expanded in July 2015, Midrex markets fully integrated cleaner coal gasification-based DRI solution
  - World DRI steel output exceeds 75MTPY[1], DRI facilities replace coal-fired blast furnace for steelmaking
  - **Initial target market: India**

- **Silk Road Emerging Economies Business and Market Development**
  - All projects will utilize SES's advanced SGT to efficiently produce clean syngas from low-grade coals for use in producing multiple high value products
  - **Global alliance with China Coal Research Institute (CCRI), a subsidiary of China Coal Technology & Engineering Group Corporation (CCTEG) – considered the backbone of China's coal industry**
  - Clean energy technology projects will dovetail with the Chinese government's One Belt, One Road "Going Out" strategy
  - Initial projects in development: Mongolia, Eastern Europe and Indonesia, and South America

- **iGAS Power Units Combining SGT and GE Aero-derivative Power Gen Sets**– see slide 17

Source: [1] Midrex Technologies, Inc.

Strengths and Future Outlook

- **SES Gasification Technology: The Future of Gasification**
  - Clean, efficient product: Syngas – Growth With Blue Skies
  - Replacement for expensive natural gas/LNG and crude oil
  - Multiple billion-dollar markets with strong demand
    - Key Growth Markets: 1. Industrial Syngas 2. SES iGAS Power Units 3. Substitute Natural Gas (SNG)
    - Additional Markets: 4. DRI Steel 5. Chemicals and Fertilizer 6. Transportation Fuels
- **Industry-leading advanced gasification feedstock flexibility**
  - High value, high demand energy end products from clean syngas
  - Advantaged economics and energy independence in developing/newly industrializing world
  - Unique ability to transform abundant indigenous resources, including untapped low-grade coal and renewable biomass
- **World-class Leadership and Partners**
  - SES Fortune 100 gasification engineering and business backgrounds – management and Board of Directors
  - Leading Global, Regional and Vertical Market Industry Partners
- **First China Industrial Syngas Orders**
- **Robust China + Global Pipeline**

12-Month Catalysts
CHINA – Aluminum Corporation of China: 3 plants projected operational in early 2016; first Tianwo-SES JV revenues; robust new business pipeline with similar projects
GLOBAL – China Coal Research Institute: 4 Projects in Development
CHINA – Dengfeng Power 160MW iGAS Power final feasibility studies underway
INDIA – Midrex leading fully integrated DRI Steel project, proposals in development
CHINA – Industrial Syngas equity-position projects: commercial development and screening underway

Management

Robert W. Rigdon, President and Chief Executive Officer

- Seven-year tenure with SES, steering commercialization, technology developments and global expansion
- Leader in GE's gasification business in multiple capacities including Manager of Gasification Engineering, Director of IGCC Commercialization and Director of Gasification Industrials and Chemicals Business, 2004-2008
- 23-year previous tenure at Texaco, later ChevronTexaco, in Worldwide Power & Gasification group positions including Engineering Manager, Project Director and Vice President of Gasification Technology
- B.S., Mechanical Engineering, Lamar University

DeLome Fair, Senior Vice President of SES & President, SES Technologies, LLC

- 25 years' gasification and IGCC technology expertise in energy and petrochemical industries, with GE and Chevron/Texaco. Ten years at GE Energy included General Manager, Gasification & Process Systems Technology, with responsibility for engineering to GE's global gasification business
- M.S. and B.S., Chemical Engineering, University of Kansas

Francis Lau, Senior Vice President and Chief Technology Officer

- 36-year tenure at the Gas Technology Institute, with six years serving as GTI's Executive Director of Gasification and Gas Processing Center; 2003 Pitt Award recipient for coal conversion R&D
- M.S., Chemical Engineering, Northwestern University; B.S., Chemical Engineering, University of Wisconsin

Roger L. Ondreko, Chief Financial Officer & Corporate Secretary

- 25 years' finance and accounting experience in the energy infrastructure sector, including significant fundraising and structured financial transactions. Affiliations include Macquarie Bank Ltd., Constellation Energy Group, and El Paso Corporation. Serves on BOD of ZZ JV
- B.S., Business Administration & Accounting, Ohio State University; Texas CPA certification

Management

John Winter, Ph.D., SVP of Engineering and Project Operations

- 30-year petrochemical industry experience, including 15 years of gasification technology research, engineering design, tech services and gasification operations. Past senior positions include GE Energy, Texaco/ChevronTexaco, Allied Plastics and Dow Chemical
- Ph.D., Chemical Engineering, University of Houston, M.S. and B.S., Chemical Engineering, University of Alabama

Donald Huang, SES China Managing Director

- Ten-year management tenure with SES in China, including overseeing the implementation of the ZZ plant. Experience with all aspects of project development, including government approvals and financing. Worked for eight years for the Enron Hainan 150 MW Power Plant
- Masters of Education, Manchester University; Postgraduate Diploma of Business Administration, University of Wales, UK

Khee Yoong Lee, Director of Commercial Development for China

- Ten-year project development leadership related to the power, energy and chemicals industries, including various earlier leadership roles for SES in China beginning in 2005. Brings deep experience in China related to project development and financing, formation of Sino-Foreign joint venture businesses and their related commercial arrangements. 19-year career includes positions at The Wing Group and Arthur Andersen
- Degree in Economics and Commerce, University of Melbourne

Board of Directors

Lorenzo Lamadrid, Chairman

- Ten-year tenure as Chairman of SES. Since 2001, Managing Director of Globe Development Group, LLC, a firm that specializes in the development of large scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. 40-year career includes executive management positions with General Electric and GE's International Sector, The Wing Group, and Arthur D. Little
- M.B.A., Marketing and International Business, Harvard Business School; M.S., Chemical Engineering, Massachusetts Institute of Technology; B.S., Chemical Engineering and B.S., Administrative Sciences, Yale University

Charles M. Brown

- Led 20 different operating businesses and more than two dozen factories around the world in a wide variety of industrial and consumer product categories. Most recently served as President, CEO and Board Member of Flow International Corp.
- M.B.A., Northwestern University's J. L. Kellogg Graduate School of Management; B.A., Economics and Government, Cornell University

Harry Rubin

- Chairman of Henmead Enterprises, with a particular focus on advising companies regarding strategy, acquisitions and divestitures. Broad executive and financial management background spans computer software, entertainment and consumer brand industries, with companies including GT Interactive Software, Atari, RCA, GE, NBC and Boston Beer Company
- M.B.A., Harvard Business School; B.A., Stanford University

Board of Directors

Denis Slavich

- More than 35 years experience in large scale power generation development, including 20 years in executive positions with Bechtel Corporation. Currently serves as an international consultant to various U.S. and China-based companies engaged in cross border transactions, as well as an advisor and board member for a number of additional firms
- Ph.D., Massachusetts Institute of Technology; M.B.A., University of Pittsburgh; B.S., Electrical Engineering, University of California at Berkeley

Ziwang Xu

- Since 2008, founded and manages CXC Capital, Inc. and CXC China Sustainable Growth Fund, with a particular interest in growth companies in the natural resources sector. Tenure with Goldman Sachs Group includes serving as an Advisory Director, 2005-2008, and Head of China, 1997-2005; previously Head of China for Morgan Stanley
- Master of Arts, International Business Relations, Tufts University's Fletcher School of Law and Diplomacy; M.S., Economics, Fudan University; B.A., East China Normal University

Robert W. Rigdon, President & CEO, Synthesis Energy Systems, Inc.

- Seven-year tenure with SES, steering commercialization, technology developments and global expansion
- Leader in GE's gasification business in multiple capacities including Manager of Gasification Engineering, Director of IGCC Commercialization and Director of Gasification Industrials and Chemicals Business, 2004-2008
- 23-year previous tenure at Texaco, later ChevronTexaco, in Worldwide Power & Gasification group positions including Engineering Manager, Project Director and Vice President of Gasification Technology
- B.S., Mechanical Engineering, Lamar University



synthesisenergy.com

GROWTH WITH BLUE SKIES

Investor Relations: MDC GROUP
Contact: David Castaneda, Arsen Mugurdumov
(414) 351-9758 IR@synthesisenergy.com



